BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
Certified Public Accountants
EXHIBIT 23.1

Securities and Exchange Commission
Washington, DC 20549

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use of our report dated May 20, 2005 for the year ended March 31, 2005 in this Registration Statement of Mobilepro Corp. on Form SB-2/A Amendment No. 3

We also consent to the reference to us under the caption “Experts” in this Registration Statement Form SB-2/A.

Signed,

/s/ Bagell, Josephs, Levine & Company, L.L.C.

Bagell, Josephs, Levine & Company, L.L.C.

February 24, 2006